                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                       ----------------------------------


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 25, 1996

                              ANIKA RESEARCH, INC.
               (Exact name of registrant as specified in charter)

                                 MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

          000-21326                                     04-3145961
  (Commission file number)                    (IRS employer identification
                                                        number)


236 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS              01801
   (Address of principal executive offices)              (Zip code)


                                 (617) 932-6616
              (Registrant's telephone number, including area code)



                   This document contains a total of 3 pages.

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     ITEM 5.  OTHER EVENTS
              ------------


     On September 25, 1996, the Board of Directors of Anika Research, Inc. (the "Company") announced that the Company has received a Commumautee European (CE) mark registration to market its ORTHOVISC(R) product.

     The Company also announced that effective September 26, 1996, J. Melville Engle will fill the previously vacant post of president and chief executive officer.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANIKA RESEARCH, INC.


Date: September 27, 1996                      By:   /s/ Sean F. Moran
                                                 ------------------------------
                                                 Sean F. Moran
                                                 Vice President of Finance and
                                                 Treasurer (Principal Financial
                                                 and Accounting Officer)



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